                                                                SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

      This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

      For the Contractual Limits (listed in Exhibits A -- D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A -- D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A -- D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

      For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      For the Voluntary Limits (listed in Exhibits A -- D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

            AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
            AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
            AIM FUNDS GROUP (INVESCO FUNDS GROUP)
            AIM GROWTH SERIES (INVESCO GROWTH SERIES)
            AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
            AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES
            FUNDS)
            AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
            AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
            INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
            INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
            INVESCO INSURED MUNICIPAL BOND TRUST
            INVESCO INSURED MUNICIPAL INCOME TRUST
            INVESCO INSURED MUNICIPAL SECURITIES
            INVESCO INSURED MUNICIPAL TRUST
            INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
            INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
            INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
            INVESCO MUNICIPAL PREMIUM INCOME TRUST
            INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
            INVESCO PRIME INCOME TRUST
            INVESCO QUALITY MUNICIPAL INCOME TRUST
            INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
            INVESCO QUALITY MUNICIPAL SECURITIES
            SHORT-TERM INVESTMENTS TRUST
            on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

            By: /s/ John M. Zerr
                ----------------------------------------------------

            Title: Senior Vice President


            INVESCO ADVISERS, INC.

            By: /s/ John M. Zerr
                ----------------------------------------------------

            Title: Senior Vice President
                                                             as of July 18, 2011

                          EXHIBIT "A" -- RETAIL FUNDS(1)
                          ----------------------------

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                           CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                                        VOLUNTARY      LIMITATION       CURRENT LIMIT             DATE
---------------------------------------  ---------------  ------------  ---------------------  -------------------
Invesco California Tax-Free
Income Fund(*)
           Class A Shares                  Contractual       0.85%        February 12, 2010       June 30, 2012
           Class B Shares                  Contractual       1.35%        February 12, 2010       June 30, 2012
           Class C Shares                  Contractual       1.35%        February 12, 2010       June 30, 2012
           Class Y Shares                  Contractual       0.60%        February 12, 2010       June 30, 2012

Invesco Core Plus Bond Fund
           Class A Shares                  Contractual       0.75%           June 6, 2011         June 30, 2013
           Class B Shares                  Contractual       1.50%           June 6, 2011         June 30, 2013
           Class C Shares                  Contractual       1.50%           June 6, 2011         June 30, 2013
           Class R Shares                  Contractual       1.00%           June 6, 2011         June 30, 2013
           Class Y Shares                  Contractual       0.50%           June 6, 2011         June 30, 2013
           Institutional Class Shares      Contractual       0.50%           June 6, 2011         June 30, 2013

Invesco Dividend Growth
Securities Fund*
           Class A Shares                  Contractual       0.95%        February 12, 2010       June 30, 2012
           Class B Shares                  Contractual       1.70%        February 12, 2010       June 30, 2012
           Class C Shares                  Contractual       1.70%        February 12, 2010       June 30, 2012
           Class Y Shares                  Contractual       0.70%        February 12, 2010       June 30, 2012
Invesco Equally-Weighted S&P
500 Fund*
           Class A Shares                  Contractual       0.75%        February 12, 2010       June 30, 2012
           Class B Shares                  Contractual       1.50%        February 12, 2010       June 30, 2012
           Class C Shares                  Contractual       1.50%        February 12, 2010       June 30, 2012
           Class R Shares                  Contractual       1.00%        February 12, 2010       June 30, 2012
           Class Y Shares                  Contractual       0.50%        February 12, 2010       June 30, 2012
Invesco Floating Rate Fund
           Class A Shares                  Contractual       1.50%          April 14, 2006      December 31, 2011
           Class C Shares                  Contractual       2.00%          April 14, 2006      December 31, 2011
           Class R Shares                  Contractual       1.75%          April 14, 2006      December 31, 2011
           Class Y Shares                  Contractual       1.25%         October 3, 2008      December 31, 2011
           Institutional Class Shares      Contractual       1.25%          April 14, 2006      December 31, 2011

Invesco S&P 500 Index Fund*
           Class A Shares                  Contractual       0.65%        February 12, 2010       June 30, 2012
           Class B Shares                  Contractual       1.40%        February 12, 2010       June 30, 2012
           Class C Shares                  Contractual       1.40%        February 12, 2010       June 30, 2012
           Class Y Shares                  Contractual       0.40%        February 12, 2010       June 30, 2012

Invesco Select Real Estate Income Fund
           Class A Shares                  Contractual       2.00%           July 1, 2009       December 31, 2011
           Class B Shares                  Contractual       2.75%           July 1, 2009       December 31, 2011
           Class C Shares                  Contractual       2.75%           July 1, 2009       December 31, 2011
           Class Y Shares                  Contractual       1.75%           July 1, 2009       December 31, 2011
           Institutional Class Shares      Contractual       1.75%           July 1, 2009       December 31, 2011

Invesco Structured Core Fund
           Class A Shares                  Contractual       1.00%           July 1, 2009         June 30, 2012
           Class B Shares                  Contractual       1.75%           July 1, 2009         June 30, 2012
           Class C Shares                  Contractual       1.75%           July 1, 2009         June 30, 2012
           Class R Shares                  Contractual       1.25%           July 1, 2009         June 30, 2012
           Class Y Shares                  Contractual       0.75%           July 1, 2009         June 30, 2012
           Investor Class Shares           Contractual       1.00%           July 1, 2009         June 30, 2012
           Institutional Class Shares      Contractual       0.75%           July 1, 2009         June 30, 2012
See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                           CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                                        VOLUNTARY      LIMITATION       CURRENT LIMIT             DATE
---------------------------------------  ---------------  ------------  ---------------------  -------------------
Invesco Van Kampen American
Franchise Fund*
           Class A Shares                  Contractual        1.05%           May 23, 2011        June 30, 2013
           Class B Shares                  Contractual       1.22%8           May 23, 2011        June 30, 2013
           Class C Shares                  Contractual        1.80%           May 23, 2011        June 30, 2013
           Class R Shares                  Contractual        1.30%           May 23, 2011        June 30, 2013
           Class Y Shares                  Contractual        0.80%           May 23, 2011        June 30, 2013
           Institutional Class Shares      Contractual        0.80%           May 23, 2011        June 30, 2013

Invesco Van Kampen Equity and
Income Fund*
           Class A Shares                  Contractual        0.82%        February 12, 2010      June 30, 2012
           Class B Shares                  Contractual        0.95%(8)     February 12, 2010      June 30, 2012
           Class C Shares                  Contractual        1.57%        February 12, 2010      June 30, 2012
           Class R Shares                  Contractual        1.07%        February 12, 2010      June 30, 2012
           Class Y Shares                  Contractual        0.57%        February 12, 2010      June 30, 2012
           Institutional Class Shares      Contractual        0.57%        February 12, 2010      June 30, 2012

Invesco Van Kampen Growth and
Income Fund*
           Class A Shares                  Contractual        0.88%        February 12, 2010      June 30, 2012
           Class B Shares                  Contractual        1.63%        February 12, 2010      June 30, 2012
           Class C Shares                  Contractual        1.63%        February 12, 2010      June 30, 2012
           Class R Shares                  Contractual        1.13%        February 12, 2010      June 30, 2012
           Class Y Shares                  Contractual        0.63%        February 12, 2010      June 30, 2012
           Institutional Class Shares      Contractual        0.63%        February 12, 2010      June 30, 2012
Invesco Van Kampen
Pennsylvania Tax Free Income Fund*
           Class A Shares
           Class B Shares                  Contractual        1.13%        February 12, 2010      June 30, 2012
           Class C Shares                  Contractual        1.88%        February 12, 2010      June 30, 2012
           Class Y Shares                  Contractual        1.88%        February 12, 2010      June 30, 2012
                                           Contractual        0.88%        February 12, 2010      June 30, 2012

Invesco Van Kampen Small Cap
Growth Fund*
           Class A Shares                  Contractual        1.38%        February 12, 2010      June 30, 2012
           Class B Shares                  Contractual        2.13%        February 12, 2010      June 30, 2012
           Class C Shares                  Contractual        2.13%        February 12, 2010      June 30, 2012
           Class Y Shares                  Contractual        1.13%        February 12, 2010      June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                                        VOLUNTARY      LIMITATION       CURRENT LIMIT             DATE
---------------------------------------  ---------------  ------------  ---------------------  -------------------
Invesco Capital Development Fund
           Class A Shares                  Contractual        2.00%         July 1, 2009        February 28, 2012
           Class B Shares                  Contractual        2.75%         July 1, 2009        February 28, 2012
           Class C Shares                  Contractual        2.75%         July 1, 2009        February 28, 2012
           Class R Shares                  Contractual        2.25%         July 1, 2009        February 28, 2012
           Class Y Shares                  Contractual        1.75%         July 1, 2009        February 28, 2012
           Investor Class Shares           Contractual        2.00%         July 1, 2009        February 28, 2012
           Institutional Class Shares      Contractual        1.75%         July 1, 2009        February 28, 2012
Invesco Charter Fund
           Class A Shares                  Contractual        2.00%         July 1, 2009        February 28, 2012
           Class B Shares                  Contractual        2.75%         July 1, 2009        February 28, 2012
           Class C Shares                  Contractual        2.75%         July 1, 2009        February 28, 2012
           Class R Shares                  Contractual        2.25%         July 1, 2009        February 28, 2012
           Class S Shares                  Contractual        1.90%      September 25, 2009     February 28, 2012
           Class Y Shares                  Contractual        1.75%         July 1, 2009        February 28, 2012
           Institutional Class Shares      Contractual        1.75%         July 1, 2009        February 28, 2012
See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                  CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                                               VOLUNTARY     LIMITATION     CURRENT LIMIT             DATE
-----------------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Constellation Fund
         Class A Shares                           Contractual       2.00%        July 1, 2009      February 28, 2012
         Class B Shares                           Contractual       2.75%        July 1, 2009      February 28, 2012
         Class C Shares                           Contractual       2.75%        July 1, 2009      February 28, 2012
         Class R Shares                           Contractual       2.25%        July 1, 2009      February 28, 2012
         Class Y Shares                           Contractual       1.75%        July 1, 2009      February 28, 2012
         Institutional Class Shares               Contractual       1.75%        July 1, 2009      February 28, 2012

Invesco Disciplined Equity Fund
         Class Y Shares                           Contractual       1.75%       July 14, 2009      February 28, 2012

Invesco Diversified Dividend Fund
         Class A Shares                           Contractual       0.95%       July 18, 2011        June 30, 2013
         Class B Shares                           Contractual       1.70%       July 18, 2011        June 30, 2013
         Class C Shares                           Contractual       1.70%       July 18, 2011        June 30, 2013
         Class R Shares                           Contractual       1.20%       July 18, 2011        June 30, 2013
         Class Y Shares                           Contractual       0.70%       July 18, 2011        June 30, 2013
         Investor Class Shares                    Contractual       0.95%       July 18, 2011        June 30, 2013
         Institutional Class Shares               Contractual       0.70%       July 18, 2011        June 30, 2013
Invesco Summit Fund
         Class A Shares                           Contractual       2.00%        July 1, 2009      February 28, 2012
         Class B Shares                           Contractual       2.75%        July 1, 2009      February 28, 2012
         Class C Shares                           Contractual       2.75%        July 1, 2009      February 28, 2012
         Class P Shares                           Contractual       1.85%        July 1, 2009      February 28, 2012
         Class S Shares                           Contractual       1.90%     September 25, 2009   February 28, 2012
         Class Y Shares                           Contractual       1.75%        July 1, 2009      February 28, 2012
         Institutional Class Shares               Contractual       1.75%        July 1, 2009      February 28, 2012

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                  CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                               VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
-----------------------------------------------   ------------   ----------   ------------------   -----------------
Invesco European Small Company Fund
         Class A Shares                           Contractual       2.25%         July 1, 2009      April 30, 2012
         Class B Shares                           Contractual       3.00%         July 1, 2009      April 30, 2012
         Class C Shares                           Contractual       3.00%         July 1, 2009      April 30, 2012
         Class Y Shares                           Contractual       2.00%         July 1, 2009      April 30, 2012
Invesco Global Core Equity Fund
         Class A Shares                           Contractual       1.25%         May 23, 2011      June 30, 2013
         Class B Shares                           Contractual       1.52%(8)      May 23, 2011      June 30, 2013
         Class C Shares                           Contractual       2.00%         May 23, 2011      June 30, 2013
         Class R Shares                           Contractual       1.50%         May 23, 2011      June 30, 2013
         Class Y Shares                           Contractual       1.00%         May 23, 2011      June 30, 2013
         Institutional Class Shares               Contractual       1.00%         May 23, 2011      June 30, 2013

Invesco International Small Company Fund
         Class A Shares                           Contractual       2.25%         July 1, 2009      April 30, 2012
         Class B Shares                           Contractual       3.00%         July 1, 2009      April 30, 2012
         Class C Shares                           Contractual       3.00%         July 1, 2009      April 30, 2012
         Class Y Shares                           Contractual       2.00%         July 1, 2009      April 30, 2012
         Institutional Class Shares               Contractual       2.00%         July 1, 2009      April 30, 2012

Invesco Small Cap Equity Fund
         Class A Shares                           Contractual       2.00%         July 1, 2009      April 30, 2012
         Class B Shares                           Contractual       2.75%         July 1, 2009      April 30, 2012
         Class C Shares                           Contractual       2.75%         July 1, 2009      April 30, 2012
         Class R Shares                           Contractual       2.25%         July 1, 2009      April 30, 2012
         Class Y Shares                           Contractual       1.75%         July 1, 2009      April 30, 2012
         Institutional Class Shares               Contractual       1.75%         July 1, 2009      April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                  CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                               VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
-----------------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Balanced-Risk Retirement 2020 Fund (2)
         Class A Shares                           Contractual       0.25%      November 4, 2009     April 30, 2012
         Class A5 Shares                          Contractual       0.25%     February 12, 2010     April 30, 2012
         Class B Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C5 Shares                          Contractual       1.00%     February 12, 2010     April 30, 2012
         Class R Shares                           Contractual       0.50%      November 4, 2009     April 30, 2012
         Class R5 Shares                          Contractual       0.50%     February 12, 2010     April 30, 2012
         Class Y Shares                           Contractual       0.00%      November 4, 2009     April 30, 2012
         Institutional Class Shares               Contractual       0.00%      November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund (3)
         Class A Shares                           Contractual       0.25%      November 4, 2009     April 30, 2012
         Class A5 Shares                          Contractual       0.25%     February 12, 2010     April 30, 2012
         Class B Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C5 Shares                          Contractual       1.00%     February 12, 2010     April 30, 2012
         Class R Shares                           Contractual       0.50%      November 4, 2009     April 30, 2012
         Class R5 Shares                          Contractual       0.50%     February 12, 2010     April 30, 2012
         Class Y Shares                           Contractual       0.00%      November 4, 2009     April 30, 2012
         Institutional Class Shares               Contractual       0.00%      November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund (4)
         Class A Shares                           Contractual       0.25%      November 4, 2009     April 30, 2012
         Class A5 Shares                          Contractual       0.25%     February 12, 2010     April 30, 2012
         Class B Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C5 Shares                          Contractual       1.00%     February 12, 2010     April 30, 2012
         Class R Shares                           Contractual       0.50%      November 4, 2009     April 30, 2012
         Class R5 Shares                          Contractual       0.50%     February 12, 2010     April 30, 2012
         Class Y Shares                           Contractual       0.00%      November 4, 2009     April 30, 2012
         Institutional Class Shares               Contractual       0.00%      November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement 2050 Fund (5)
         Class A Shares                           Contractual       0.25%      November 4, 2009     April 30, 2012
         Class A5 Shares                          Contractual       0.25%     February 12, 2010     April 30, 2012
         Class B Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C Shares                           Contractual       1.00%      November 4, 2009     April 30, 2012
         Class C5 Shares                          Contractual       1.00%     February 12, 2010     April 30, 2012
         Class R Shares                           Contractual       0.50%      November 4, 2009     April 30, 2012
         Class R5 Shares                          Contractual       0.50%     February 12, 2010     April 30, 2012
         Class Y Shares                           Contractual       0.00%      November 4, 2009     April 30, 2012
         Institutional Class Shares               Contractual       0.00%      November 4, 2009     April 30, 2012

Invesco Balanced-Risk Retirement Now Fund (6)
         Class A Shares                           Contractual       0.25%      November 4, 2009     June 30, 2012
         Class A5 Shares                          Contractual       0.25%     February 12, 2010     June 30, 2012
         Class B Shares                           Contractual       1.00%      November 4, 2009     June 30, 2012
         Class C Shares                           Contractual       1.00%      November 4, 2009     June 30, 2012
         Class C5 Shares                          Contractual       1.00%     February 12, 2010     June 30, 2012
         Class R Shares                           Contractual       0.50%      November 4, 2009     June 30, 2012
         Class R5 Shares                          Contractual       0.50%     February 12, 2010     June 30, 2012
         Class Y Shares                           Contractual       0.00%      November 4, 2009     June 30, 2012
         Institutional Class Shares               Contractual       0.00%      November 4, 2009     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                  CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                               VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
-----------------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Convertible Securities Fund*
         Class A Shares                           Contractual       1.11%        May 23, 2011       June 30, 2012
         Class B Shares                           Contractual       1.86%        May 23, 2011       June 30, 2012
         Class C Shares                           Contractual       1.86%        May 23, 2011       June 30, 2012
         Class Y Shares                           Contractual       0.86%        May 23, 2011       June 30, 2012
         Institutional Class Shares               Contractual       0.86%        May 23, 2011       June 30, 2012
Invesco Global Equity Fund
         Class A Shares                           Contractual       2.25%        July 1, 2009       April 30, 2012
         Class B Shares                           Contractual       3.00%        July 1, 2009       April 30, 2012
         Class C Shares                           Contractual       3.00%        July 1, 2009       April 30, 2012
         Class R Shares                           Contractual       2.50%        July 1, 2009       April 30, 2012
         Class Y Shares                           Contractual       2.00%        July 1, 2009       April 30, 2012
         Institutional Class Shares               Contractual       2.00%        July 1, 2009       April 30, 2012
Invesco Growth Allocation Fund
         Class A Shares                           Contractual       0.37%        June 6, 2011       June 30, 2012
         Class B Shares                           Contractual       1.12%        June 6, 2011       June 30, 2012
         Class C Shares                           Contractual       1.12%        June 6, 2011       June 30, 2012
         Class R Shares                           Contractual       0.62%        June 6, 2011       June 30, 2012
         Class S Shares                           Contractual       0.27%        June 6, 2011       June 30, 2012
         Class Y Shares                           Contractual       0.12%        June 6, 2011       June 30, 2012
         Institutional Class Shares               Contractual       0.12%        June 6, 2011       June 30, 2012
Invesco Income Allocation Fund
         Class A Shares                           Contractual       0.28%        July 1, 2009       April 30, 2012
         Class B Shares                           Contractual       1.03%        July 1, 2009       April 30, 2012
         Class C Shares                           Contractual       1.03%        July 1, 2009       April 30, 2012
         Class R Shares                           Contractual       0.53%        July 1, 2009       April 30, 2012
         Class Y Shares                           Contractual       0.03%        July 1, 2009       April 30, 2012
         Institutional Class Shares               Contractual       0.03%        July 1, 2009       April 30, 2012
Invesco International Allocation Fund
         Class A Shares                           Contractual       0.43%        July 1, 2009       April 30, 2012
         Class B Shares                           Contractual       1.18%        July 1, 2009       April 30, 2012
         Class C Shares                           Contractual       1.18%        July 1, 2009       April 30, 2012
         Class R Shares                           Contractual       0.68%        July 1, 2009       April 30, 2012
         Class Y Shares                           Contractual       0.18%        July 1, 2009       April 30, 2012
         Institutional Class Shares               Contractual       0.18%        July 1, 2009       April 30, 2012
Invesco Mid Cap Core Equity Fund
         Class A Shares                           Contractual       2.00%        July 1, 2009       April 30, 2012
         Class B Shares                           Contractual       2.75%        July 1, 2009       April 30, 2012
         Class C Shares                           Contractual       2.75%        July 1, 2009       April 30, 2012
         Class R Shares                           Contractual       2.25%        July 1, 2009       April 30, 2012
         Class Y Shares                           Contractual       1.75%        July 1, 2009       April 30, 2012
         Institutional Class Shares               Contractual       1.75%        July 1, 2009       April 30, 2012
Invesco Moderate Allocation Fund
         Class A Shares                           Contractual       0.37%        July 1, 2009       June 30, 2012
         Class B Shares                           Contractual       1.12%        July 1, 2009       June 30, 2012
         Class C Shares                           Contractual       1.12%        July 1, 2009       June 30, 2012
         Class R Shares                           Contractual       0.62%        July 1, 2009       June 30, 2012
         Class S Shares                           Contractual       0.27%     September 25, 2009    June 30, 2012
         Class Y Shares                           Contractual       0.12%        July 1, 2009       June 30, 2012
         Institutional Class Shares               Contractual       0.12%        July 1, 2009       June 30, 2012
Invesco Moderately Conservative Allocation Fund
         Class A Shares                           Contractual       0.39%        July 1, 2009       June 30, 2012
         Class B Shares                           Contractual       1.14%        July 1, 2009       June 30, 2012
         Class C Shares                           Contractual       1.14%        July 1, 2009       June 30, 2012
         Class R Shares                           Contractual       0.64%        July 1, 2009       June 30, 2012
         Class S Shares                           Contractual       0.29%        June 6, 2011       June 30, 2012
         Class Y Shares                           Contractual       0.14%        July 1, 2009       June 30, 2012
         Institutional Class Shares               Contractual       0.14%        July 1, 2009       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                  CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                               VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
-----------------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Small Cap Growth Fund
         Class A Shares                           Contractual       2.00%        July 1, 2009       April 30, 2012
         Class B Shares                           Contractual       2.75%        July 1, 2009       April 30, 2012
         Class C Shares                           Contractual       2.75%        July 1, 2009       April 30, 2012
         Class R Shares                           Contractual       2.25%        July 1, 2009       April 30, 2012
         Class Y Shares                           Contractual       1.75%        July 1, 2009       April 30, 2012
         Investor Class Shares                    Contractual       2.00%        July 1, 2009       April 30, 2012
         Institutional Class Shares               Contractual       1.75%        July 1, 2009       April 30, 2012
Invesco Van Kampen Leaders Fund*
         Class A Shares                           Contractual       0.50%     February 12, 2010     June 30, 2012
         Class B Shares                           Contractual       1.25%     February 12, 2010     June 30, 2012
         Class C Shares                           Contractual       1.25%     February 12, 2010     June 30, 2012
         Class Y Shares                           Contractual       0.25%     February 12, 2010     June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund*
         Class A Shares                           Contractual       0.96%     February 12, 2010     June 30, 2012
         Class B Shares                           Contractual       1.71%     February 12, 2010     June 30, 2012
         Class C Shares                           Contractual       1.71%     February 12, 2010     June 30, 2012
         Class Y Shares                           Contractual       0.71%     February 12, 2010     June 30, 2012
         Institutional Class Shares               Contractual       0.71%     February 12, 2010     June 30, 2012

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                  CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                               VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
-----------------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Asia Pacific Growth Fund
         Class A Shares                           Contractual       2.25%        July 1, 2009      February 28, 2012
         Class B Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class C Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class Y Shares                           Contractual       2.00%        July 1, 2009      February 28, 2012
Invesco European Growth Fund
         Class A Shares                           Contractual       2.25%        July 1, 2009      February 28, 2012
         Class B Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class C Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class R Shares                           Contractual       2.50%        July 1, 2009      February 28, 2012
         Class Y Shares                           Contractual       2.00%        July 1, 2009      February 28, 2012
         Investor Class Shares                    Contractual       2.25%        July 1, 2009      February 28, 2012
Invesco Global Growth Fund
         Class A Shares                           Contractual       2.25%        May 23, 2011      February 28, 2012
         Class B Shares                           Contractual       3.00%        May 23, 2011      February 28, 2012
         Class C Shares                           Contractual       3.00%        May 23, 2011      February 28, 2012
         Class Y Shares                           Contractual       2.00%        May 23, 2011      February 28, 2012
         Institutional Class Shares               Contractual       2.00%        May 23, 2011      February 28, 2012
Invesco Global Small & Mid Cap Growth Fund
         Class A Shares                           Contractual       2.25%        July 1, 2009      February 28, 2012
         Class B Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class C Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class Y Shares                           Contractual       2.00%        July 1, 2009      February 28, 2012
         Institutional Class Shares               Contractual       2.00%        July 1, 2009      February 28, 2012
Invesco International Core Equity Fund
         Class A Shares                           Contractual       2.25%        July 1, 2009      February 28, 2012
         Class B Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class C Shares                           Contractual       3.00%        July 1, 2009      February 28, 2012
         Class R Shares                           Contractual       2.50%        July 1, 2009      February 28, 2012
         Class Y Shares                           Contractual       2.00%        July 1, 2009      February 28, 2012
         Investor Class Shares                    Contractual       2.25%        July 1, 2009      February 28, 2012
         Institutional Class Shares               Contractual       2.00%        July 1, 2009      February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                                   July 18, 2011

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT             DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco International Growth Fund
         Class A Shares                    Contractual       1.40%         May 23, 2011          June 30, 2013
         Class B Shares                    Contractual       2.15%         May 23, 2011          June 30, 2013
         Class C Shares                    Contractual       2.15%         May 23, 2011          June 30, 2013
         Class R Shares                    Contractual       1.65%         May 23, 2011          June 30, 2013
         Class Y Shares                    Contractual       1.15%         May 23, 2011          June 30, 2013
         Institutional Class Shares        Contractual       1.15%         May 23, 2011          June 30, 2013

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT              DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco Balanced-Risk Allocation
Fund(7)
         Class A Shares                    Contractual       1.04%       November 4, 2009      February 28, 2012
         Class B Shares                    Contractual       1.79%       November 4, 2009      February 28, 2012
         Class C Shares                    Contractual       1.79%       November 4, 2009      February 28, 2012
         Class R Shares                    Contractual       1.29%       November 4, 2009      February 28, 2012
         Class Y Shares                    Contractual       0.79%       November 4, 2009      February 28, 2012
         Institutional Class Shares        Contractual       0.79%       November 4, 2009      February 28, 2012
Invesco Balanced-Risk Commodity
Strategy Fund (10)
         Class A Shares                    Contractual       1.22%      November 29, 2010      February 28, 2012
         Class B Shares                    Contractual       1.97%      November 29, 2010      February 28, 2012
         Class C Shares                    Contractual       1.97%      November 29, 2010      February 28, 2012
         Class R Shares                    Contractual       1.47%      November 29, 2010      February 28, 2012
         Class Y Shares                    Contractual       0.97%      November 29, 2010      February 28, 2012
         Institutional Class Shares        Contractual       0.97%      November 29, 2010      February 28, 2012
Invesco placecountry-regionChina Fund
         Class A Shares                    Contractual       2.25%         July 1, 2009        February 28, 2012
         Class B Shares                    Contractual       3.00%         July 1, 2009        February 28, 2012
         Class C Shares                    Contractual       3.00%         July 1, 2009        February 28, 2012
         Class Y Shares                    Contractual       2.00%         July 1, 2009        February 28, 2012
         Institutional Class Shares        Contractual       2.00%         July 1, 2009        February 28, 2012
Invesco Commodities Strategy Fund (11)
         Class A Shares                    Contractual       1.25%      February 12, 2010        June 30, 2012
         Class B Shares                    Contractual       2.00%      February 12, 2010        June 30, 2012
         Class C Shares                    Contractual       2.00%      February 12, 2010        June 30, 2012
         Class R Shares                    Contractual       1.50%      February 12, 2010        June 30, 2012
         Class Y Shares                    Contractual       1.00%      February 12, 2010        June 30, 2012
         Institutional Class Shares        Contractual       1.00%      February 12, 2010        June 30, 2012
Invesco Developing Markets Fund
         Class A Shares                    Contractual       2.10%         May 23, 2011          June 30, 2012
         Class B Shares                    Contractual       2.85%         May 23, 2011          June 30, 2012
         Class C Shares                    Contractual       2.85%         May 23, 2011          June 30, 2012
         Class Y Shares                    Contractual       1.85%         May 23, 2011          June 30, 2012
         Institutional Class Shares        Contractual       1.85%         May 23, 2011          June 30, 2012
Invesco Emerging Markets Equity Fund
         Class A Shares                    Contractual       1.85%         May 11, 2011          June 30, 2012
         Class C Shares                    Contractual       2.60%         May 11, 2011          June 30, 2012
         Class R Shares                    Contractual       2.10%         May 11, 2011          June 30, 2012
         Class Y Shares                    Contractual       1.60%         May 11, 2011          June 30, 2012
         Institutional Class Shares        Contractual       1.60%         May 11, 2011          June 30, 2012
Invesco Emerging Market Local
Currency Debt Fund
         Class A Shares                    Contractual       1.24%        June 14, 2010        February 28, 2012
         Class B Shares                    Contractual       1.99%        June 14, 2010        February 28, 2012
         Class C Shares                    Contractual       1.99%        June 14, 2010        February 28, 2012
         Class R Shares                    Contractual       1.49%        June 14, 2010        February 28, 2012
         Class Y Shares                    Contractual       0.99%        June 14, 2010        February 28, 2012
         Institutional Class Shares        Contractual       0.99%        June 14, 2010        February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                                   July 18, 2011

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT              DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco Endeavor Fund
         Class A Shares                    Contractual       2.00%          July 1, 2009        February 28, 2012
         Class B Shares                    Contractual       2.75%          July 1, 2009        February 28, 2012
         Class C Shares                    Contractual       2.75%          July 1, 2009        February 28, 2012
         Class R Shares                    Contractual       2.25%          July 1, 2009        February 28, 2012
         Class Y Shares                    Contractual       1.75%          July 1, 2009        February 28, 2012
         Institutional Class Shares        Contractual       1.75%          July 1, 2009        February 28, 2012
Invesco Global Advantage Fund*
         Class A Shares                    Contractual       1.41%       February 12, 2010        June 30, 2012
         Class B Shares                    Contractual       2.16%       February 12, 2010        June 30, 2012
         Class C Shares                    Contractual       2.16%       February 12, 2010        June 30, 2012
         Class Y Shares                    Contractual       1.16%       February 12, 2010        June 30, 2012
Invesco Global Health Care Fund
         Class A Shares                    Contractual       1.65%          May 23, 2011          June 30, 2012
         Class B Shares                    Contractual       2.40%          May 23, 2011          June 30, 2012
         Class C Shares                    Contractual       2.40%          May 23, 2011          June 30, 2012
         Class Y Shares                    Contractual       1.40%          May 23, 2011          June 30, 2012
         Investor Class Shares             Contractual       1.65%          May 23, 2011          June 30, 2012
Invesco International Total Return
Fund
         Class A Shares                    Contractual       1.10%         March 31, 2006       February 28, 2012
         Class B Shares                    Contractual       1.85%         March 31, 2006       February 28, 2012
         Class C Shares                    Contractual       1.85%         March 31, 2006       February 28, 2012
         Class Y Shares                    Contractual       0.85%        October 3, 2008       February 28, 2012
         Institutional Class Shares        Contractual       0.85%         March 31, 2006       February 28, 2012
Invesco Pacific Growth Fund*
         Class A Shares                    Contractual       1.88%       February 12, 2010        June 30, 2012
         Class B Shares                    Contractual       2.63%       February 12, 2010        June 30, 2012
         Class C Shares                    Contractual       2.63%       February 12, 2010        June 30, 2012
         Class R Shares                    Contractual       2.13%       February 12, 2010        June 30, 2012
         Class Y Shares                    Contractual       1.63%       February 12, 2010        June 30, 2012
         Institutional Class Shares        Contractual       1.63%          May 23, 2011          June 30, 2012
Invesco Small Companies Fund
         Class A Shares                    Contractual       2.00%          July 1, 2009        February 28, 2012
         Class B Shares                    Contractual       2.75%          July 1, 2009        February 28, 2012
         Class C Shares                    Contractual       2.75%          July 1, 2009        February 28, 2012
         Class R Shares                    Contractual       2.25%          July 1, 2009        February 28, 2012
         Class Y Shares                    Contractual       1.75%          July 1, 2009        February 28, 2012
         Institutional Class Shares        Contractual       1.75%          July 1, 2009        February 28, 2012
Invesco Van Kampen Global
Tactical Asset Allocation Fund*
         Class A Shares                    Contractual       1.20%       February 12, 2010        June 30, 2012
         Class B Shares                    Contractual       1.95%       February 12, 2010        June 30, 2012
         Class C Shares                    Contractual       1.95%       February 12, 2010        June 30, 2012
         Class R Shares                    Contractual       1.45%       February 12, 2010        June 30, 2012
         Class Y Shares                    Contractual       0.95%       February 12, 2010        June 30, 2012
         Institutional Class Shares        Contractual       0.95%       February 12, 2010        June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT              DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco Dynamics Fund
         Class A Shares                    Contractual      2.00%          July 1, 2009          June 30, 2012
         Class B Shares                    Contractual      2.75%          July 1, 2009          June 30, 2012
         Class C Shares                    Contractual      2.75%          July 1, 2009          June 30, 2012
         Class R Shares                    Contractual      2.25%          July 1, 2009          June 30, 2012
         Class Y Shares                    Contractual      1.75%          July 1, 2009          June 30, 2012
         Investor Class Shares             Contractual      2.00%          July 1, 2009          June 30, 2012
         Institutional Class Shares        Contractual      1.75%          July 1, 2009          June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                                   July 18, 2011

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT               DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco Global Real Estate Fund
         Class A Shares                    Contractual       2.00%          July 1, 2009         June 30, 2012
         Class B Shares                    Contractual       2.75%          July 1, 2009         June 30, 2012
         Class C Shares                    Contractual       2.75%          July 1, 2009         June 30, 2012
         Class R Shares                    Contractual       2.25%          July 1, 2009         June 30, 2012
         Class Y Shares                    Contractual       1.75%          July 1, 2009         June 30, 2012
         Institutional Class Shares        Contractual       1.75%          July 1, 2009         June 30, 2012
Invesco High Yield Fund
         Class A Shares                    Contractual       0.89%          June 6, 2011         June 30, 2013
         Class B Shares                    Contractual       1.64%          June 6, 2011         June 30, 2013
         Class C Shares                    Contractual       1.64%          June 6, 2011         June 30, 2013
         Class Y Shares                    Contractual       0.64%          June 6, 2011         June 30, 2013
         Investor Class Shares             Contractual       0.89%          June 6, 2011         June 30, 2013
         Institutional Class Shares        Contractual       0.64%          June 6, 2011         June 30, 2013
Invesco High Yield Securities Fund*
         Class A Shares                    Contractual       2.13%       February 12, 2010       June 30, 2012
         Class B Shares                    Contractual       2.63%       February 12, 2010       June 30, 2012
         Class C Shares                    Contractual       2.73%       February 12, 2010       June 30, 2012
         Class Y Shares                    Contractual       1.88%       February 12, 2010       June 30, 2012
Invesco Municipal Bond Fund
         Class A Shares                    Contractual       0.70%          July 1, 2011         June 30, 2012
         Class B Shares                    Contractual       1.45%          July 1, 2011         June 30, 2012
         Class C Shares                    Contractual       1.45%          July 1, 2011         June 30, 2012
         Class Y Shares                    Contractual       0.45%          July 1, 2011         June 30, 2012
         Investor Class Shares             Contractual       0.70%          July 1, 2011         June 30, 2012
Invesco Real Estate Fund
         Class A Shares                    Contractual       1.55%          May 23, 2011         June 30, 2012
         Class B Shares                    Contractual       2.30%          May 23, 2011         June 30, 2012
         Class C Shares                    Contractual       2.30%          May 23, 2011         June 30, 2012
         Class R Shares                    Contractual       1.80%          May 23, 2011         June 30, 2012
         Class Y Shares                    Contractual       1.30%          May 23, 2011         June 30, 2012
         Investor Class Shares             Contractual       1.55%          May 23, 2011         June 30, 2012
         Institutional Class Shares        Contractual       1.30%          May 23, 2011         June 30, 2012
Invesco Short Term Bond Fund
         Class A Shares                    Contractual       0.56%          June 6, 2011         June 30, 2013
         Class C Shares                    Contractual       0.91%(8)      March 4, 2009         June 30, 2013
         Class R Shares                    Contractual       0.91%         March 4, 2009         June 30, 2013
         Class Y Shares                    Contractual       0.41%         March 4, 2009         June 30, 2013
         Institutional Class Shares        Contractual       0.41%         March 4, 2009         June 30, 2013
Invesco U.S. Government Fund
         Class A Shares                    Contractual       1.03%          June 6, 2011         June 30, 2012
         Class B Shares                    Contractual       1.78%          June 6, 2011         June 30, 2012
         Class C Shares                    Contractual       1.78%          June 6, 2011         June 30, 2012
         Class R Shares                    Contractual       1.28%          June 6, 2011         June 30, 2012
         Class Y Shares                    Contractual       0.78%          June 6, 2011         June 30, 2012
         Investor Class Shares             Contractual       1.03%          June 6, 2011         June 30, 2012
         Institutional Class Shares        Contractual       0.78%          June 6, 3011         June 30, 2012
Invesco Van Kampen Corporate Bond Fund*
         Class A Shares                    Contractual       0.95%       February 12, 2010       June 30, 2012
         Class B Shares                    Contractual       1.29%(8)       June 6, 2011         June 30, 2012
         Class C Shares                    Contractual       1.65%(8)       June 6, 2011         June 30, 2012
         Class R Shares                    Contractual       1.20%          June 6, 2011         June 30, 2012
         Class Y Shares                    Contractual       0.70%       February 12, 2010       June 30, 2012
         Institutional Class Shares        Contractual       0.70%       February 12, 2010       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                                   July 18, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT              DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco Energy Fund
         Class A Shares                    Contractual       2.00%          July 1, 2009       August 31, 2012
         Class B Shares                    Contractual       2.75%          July 1, 2009       August 31, 2012
         Class C Shares                    Contractual       2.75%          July 1, 2009       August 31, 2012
         Class Y Shares                    Contractual       1.75%          July 1, 2009       August 31, 2012
         Investor Class Shares             Contractual       2.00%          July 1, 2009       August 31, 2012
         Institutional Class Shares        Contractual       1.75%          July 1, 2009       August 31, 2012
Invesco Gold & Precious Metals Fund
         Class A Shares                    Contractual       2.00%          July 1, 2009       August 31, 2012
         Class B Shares                    Contractual       2.75%          July 1, 2009       August 31, 2012
         Class C Shares                    Contractual       2.75%          July 1, 2009       August 31, 2012
         Class Y Shares                    Contractual       1.75%          July 1, 2009       August 31, 2012
         Investor Class Shares             Contractual       2.00%          July 1, 2009       August 31, 2012
Invesco Leisure Fund
         Class A Shares                    Contractual       2.00%          July 1, 2009       August 31, 2012
         Class B Shares                    Contractual       2.75%          July 1, 2009       August 31, 2012
         Class C Shares                    Contractual       2.75%          July 1, 2009       August 31, 2012
         Class R Shares                    Contractual       2.25%          July 1, 2009       August 31, 2012
         Class Y Shares                    Contractual       1.75%          July 1, 2009       August 31, 2012
         Investor Class Shares             Contractual       2.00%          July 1, 2009       August 31, 2012
Invesco Technology Fund
         Class A Shares                    Contractual       1.76%          May 23, 2011        June 30, 2012
         Class B Shares                    Contractual       2.51%          May 23, 2011        June 30, 2012
         Class C Shares                    Contractual       2.51%          May 23, 2011        June 30, 2012
         Class Y Shares                    Contractual       1.51%          May 23, 2011        June 30, 2012
         Investor Class Shares             Contractual       1.76%          May 23, 2011        June 30, 2012
         Institutional Class Shares        Contractual       1.51%          May 23, 2011        June 30, 2012
Invesco Technology Sector Fund*
         Class A Shares                    Contractual       2.00%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual       2.75%       February 12, 2010      June 30, 2012
         Class C Shares                    Contractual       2.75%       February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual       1.75%       February 12, 2010      June 30, 2012
Invesco U.S. Mid Cap Value Fund*
         Class A Shares                    Contractual       1.27%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual       2.02%       February 12, 2010      June 30, 2012
         Class C Shares                    Contractual       2.02%       February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual       1.02%       February 12, 2010      June 30, 2012
Invesco Utilities Fund
         Class A Shares                    Contractual       1.32%          May 23, 2011        June 30, 2013
         Class B Shares                    Contractual       2.07%          May 23, 2011        June 30, 2013
         Class C Shares                    Contractual       2.07%          May 23, 2011        June 30, 2013
         Class Y Shares                    Contractual       1.07%          May 23, 2011        June 30, 2013
         Investor Class Shares             Contractual       1.32%          May 23, 2011        June 30, 2013
         Institutional Class Shares        Contractual       1.07%          May 23, 2011        June 30, 2013

Invesco Value Fund*
         Class A Shares                    Contractual       1.25%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual       2.00%       February 12, 2010      June 30, 2012
         Class C Shares                    Contractual       2.00%       February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual       1.00%       February 12, 2010      June 30, 2012

Invesco Van Kampen American Value Fund*
         Class A Shares                    Contractual       1.41%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual      1.65%8          May 23, 2011        June 30, 2012
         Class C Shares                    Contractual       2.16%       February 12, 2010      June 30, 2012
         Class R Shares                    Contractual       1.66%       February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual       1.16%       February 12, 2010      June 30, 2012
         Institutional Class Shares        Contractual       1.16%       February 12, 2010      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                                   July 18, 2011

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT              DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco Van Kampen Comstock Fund*
         Class A Shares                    Contractual       0.89%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual       1.64%       February 12, 2010      June 30, 2012
         Class C Shares                    Contractual       1.64%       February 12, 2010      June 30, 2012
         Class R Shares                    Contractual       1.14%       February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual       0.64%       February 12, 2010      June 30, 2012
         Institutional Class Shares        Contractual       0.64%       February 12, 2010      June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund*
         Class A Shares                    Contractual       1.40%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual       2.15%       February 12, 2010      June 30, 2012
         Class C Shares                    Contractual       2.15%       February 12, 2010      June 30, 2012
         Class R Shares                    Contractual       1.65%       February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual       1.15%       February 12, 2010      June 30, 2012
         Institutional Class Shares        Contractual       1.15%       February 12, 2010      June 30, 2012

Invesco Van Kampen Small Cap Value Fund*
         Class A Shares                    Contractual       1.03%          May 23, 2011        June 30, 2012
         Class B Shares                    Contractual      1.40%8          May 23, 2011        June 30, 2012
         Class C Shares                    Contractual       1.78%          May 23, 2011        June 30, 2012
         Class Y Shares                    Contractual       0.78%          May 23, 2011        June 30, 2012

Van Kampen Value Opportunities Fund*
         Class A Shares                    Contractual       1.41%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual       2.16%       February 12, 2010      June 30, 2012
         Class C Shares                    Contractual       2.16%       February 12, 2010      June 30, 2012
         Class R Shares                    Contractual       1.66%          May 23, 2011        June 30, 2012
         Class Y Shares                    Contractual       1.16%       February 12, 2010      June 30, 2012
         Institutional Class Shares        Contractual       1.16%          May 23, 2011        June 30, 2012


           AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT              DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco High Income Municipal Fund
         Class A Shares                     Voluntary        0.85%          July 1, 2011             N/A9
         Class B Shares                     Voluntary        1.60%          July 1, 2011             N/A9
         Class C Shares                     Voluntary        1.60%          July 1, 2011             N/A9
         Class Y Shares                     Voluntary        0.60%          July 1, 2011             N/A9
         Institutional Class Shares         Voluntary        0.60%          July 1, 2011             N/A9

Invesco Van Kampen High Yield Municipal
  Fund*
         Class A Shares                    Contractual       0.87%       February 12, 2010      June 30, 2012
         Class B Shares                    Contractual       1.62%       February 12, 2010      June 30, 2012
         Class C Shares                    Contractual       1.62%       February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual       0.62%       February 12, 2010      June 30, 2012

Invesco SnVan Kampen Intermediate Term
  Municipal Income Fund*
         Class A Shares                    Contractual       0.75%          June 6, 2011        June 30, 2013
         Class B Shares                    Contractual       1.50%          June 6, 2011        June 30, 2013
         Class C Shares                    Contractual       1.50%          June 6, 2011        June 30, 2013
         Class Y Shares                    Contractual       0.50%          June 6, 2011        June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                                   July 18, 2011

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY     LIMITATION       CURRENT LIMIT              DATE
----------------------------------------  -------------   -----------   -------------------   --------------------
Invesco Van Kampen Municipal Income
  Fund*
         Class A Shares                    Contractual      0.83%           June 6, 2011        June 30, 2013
         Class B Shares                    Contractual      1.58%           June 6, 2011        June 30, 2013
         Class C Shares                    Contractual      1.58%           June 6, 2011        June 30, 2013
         Class Y Shares                    Contractual      0.58%           June 6, 2011        June 30, 2013

Invesco Van Kampen New York Tax Free
  Income Fund*
         Class A Shares                    Contractual      0.78%        February 12, 2010      June 30, 2012
         Class B Shares                    Contractual      1.53%        February 12, 2010      June 30, 2012
         Class C Shares                    Contractual      1.53%        February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual      0.53%        February 12, 2010      June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(6) In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                             as of July 18, 2011

                EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1),(2)

                          SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------   ------------   ----------   -----------------   -----------------
Government & Agency Portfolio
     Cash Management Class          Contractual      0.22%(2)       July 1, 2009      December 31, 2011
     Corporate Class                Contractual      0.17%        July 1, 2009      December 31, 2011
     Institutional Class            Contractual      0.14%        July 1, 2009      December 31, 2011
     Personal Investment Class      Contractual      0.69%(2)       July 1, 2009      December 31, 2011
     Private Investment Class       Contractual      0.44%(2)       July 1, 2009      December 31, 2011
     Reserve Class                  Contractual      1.01%(2)       July 1, 2009      December 31, 2011
     Resource Class                 Contractual      0.30%(2)       July 1, 2009      December 31, 2011

Government TaxAdvantage Portfolio
     Cash Management Class
     Corporate Class                Contractual      0.22%(2)       July 1, 2009      December 31, 2011
     Institutional Class            Contractual      0.17%        July 1, 2009      December 31, 2011
     Personal Investment Class      Contractual      0.14%        July 1, 2009      December 31, 2011
     Private Investment Class       Contractual      0.69%(2)       July 1, 2009      December 31, 2011
     Reserve Class                  Contractual      0.39%(2)       July 1, 2009      December 31, 2011
     Resource Class                 Contractual      1.01%(2)       July 1, 2009      December 31, 2011
                                    Contractual      0.30%(2)       July 1, 2009      December 31, 2011

Liquid Assets Portfolio
     Cash Management Class          Contractual      0.22%(2)       July 1, 2009      December 31, 2011
     Corporate Class                Contractual      0.17%        July 1, 2009      December 31, 2011
     Institutional Class            Contractual      0.14%        July 1, 2009      December 31, 2011
     Personal Investment Class      Contractual      0.69%(2)       July 1, 2009      December 31, 2011
     Private Investment Class       Contractual      0.44%(2)       July 1, 2009      December 31, 2011
     Reserve Class                  Contractual      1.01%(2)       July 1, 2009      December 31, 2011
     Resource Class                 Contractual      0.34%        July 1, 2009      December 31, 2011

STIC Prime Portfolio
     Cash Management Class          Contractual      0.22%(2)       July 1, 2009      December 31, 2011
     Corporate Class                Contractual      0.17%        July 1, 2009      December 31, 2011
     Institutional Class            Contractual      0.14%        July 1, 2009      December 31, 2011
     Personal Investment Class      Contractual      0.69%(2)       July 1, 2009      December 31, 2011
     Private Investment Class       Contractual      0.44%(2)       July 1, 2009      December 31, 2011
     Reserve Class                  Contractual      1.01%(2)       July 1, 2009      December 31, 2011
     Resource Class                 Contractual      0.30%(2)       July 1, 2009      December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class          Contractual      0.33%(2)       July 1, 2009      December 31, 2011
     Corporate Class                Contractual      0.28%        July 1, 2009      December 31, 2011
     Institutional Class            Contractual      0.25%        July 1, 2009      December 31, 2011
     Personal Investment Class      Contractual      0.80%(2)       July 1, 2009      December 31, 2011
     Private Investment Class       Contractual      0.50%(2)       July 1, 2009      December 31, 2011
     Reserve Class                  Contractual      1.12%(2)       July 1, 2009      December 31, 2011
     Resource Class                 Contractual      0.41%(2)       July 1, 2009      December 31, 2011

Treasury Portfolio(3)
     Cash Management Class          Contractual      0.22%(2)       July 1, 2009      December 31, 2011
     Corporate Class                Contractual      0.17%        July 1, 2009      December 31, 2011
     Institutional Class            Contractual      0.14%        July 1, 2009      December 31, 2011
     Personal Investment Class      Contractual      0.69%(2)       July 1, 2009      December 31, 2011
     Private Investment Class       Contractual      0.44%(2)       July 1, 2009      December 31, 2011
     Reserve Class                  Contractual      1.01%(2)       July 1, 2009      December 31, 2011
     Resource Class                 Contractual      0.30%(2)       July 1, 2009      December 31, 2011

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 18, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                            VOLUNTARY     LIMITATION     CURRENT LIMIT           DATE
---------------------------------------------  ------------   ----------   ------------------   --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
     Series I Shares                           Contractual      0.70%      December 22, 2010     June 30, 2013
     Series II Shares                          Contractual      0.95%      December 22, 2010     June 30, 2013

Invesco V.I. Basic Value Fund
     Series I Shares                           Contractual      1.30%       January 1, 2005     April 30, 2012
     Series II Shares                          Contractual      1.45%       January 1, 2005     April 30, 2012

Invesco V.I. Capital Appreciation Fund
     Series I Shares                           Contractual      1.30%       January 1, 2005     April 30, 2012
     Series II Shares                          Contractual      1.45%       January 1, 2005     April 30, 2012

Invesco V.I. Capital Development Fund
     Series I Shares                           Contractual      1.30%       January 1, 2005      June 30, 2012
     Series II Shares                          Contractual      1.45%       January 1, 2005      June 30, 2012

Invesco V.I. Core Equity Fund
     Series I Shares                           Contractual      1.30%       January 1, 2005     April 30, 2012
     Series II Shares                          Contractual      1.45%       January 1, 2005     April 30, 2012

Invesco V.I. Diversified Income Fund
     Series I Shares                           Contractual      0.75%         July 1, 2005      April 30, 2012
     Series II Shares                          Contractual      1.00%         July 1, 2005      April 30, 2012

Invesco V.I. Dividend Growth Fund*
     Series I Shares                           Contractual      0.67%      February 12, 2010     June 30, 2012
     Series II Shares                          Contractual      0.92%      February 12, 2010     June 30, 2012

Invesco V.I. Global Health Care Fund
     Series I Shares                           Contractual      1.30%        April 30, 2004     April 30, 2012
     Series II Shares                          Contractual      1.45%        April 30, 2004     April 30, 2012

Invesco V.I. Global Real Estate Fund
     Series I Shares                           Contractual      1.30%        April 30, 2004     April 30, 2012
     Series II Shares                          Contractual      1.45%        April 30, 2004     April 30, 2012

Invesco V.I. Government Securities Fund
     Series I Shares                           Contractual      0.60%         May 2, 2011        June 30, 2012
     Series II Shares                          Contractual      0.85%         May 2, 2011        June 30, 2012

----------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 18, 2011

                                              CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY     LIMITATION     CURRENT LIMIT           DATE
-------------------------------------------   ------------   ----------   ------------------   --------------
Invesco V.I. High Yield Fund
     Series II Shares                         Contractual      0.80%         May 2, 2011        June 30, 2013
     Series II Shares                         Contractual      1.05%         May 2, 2011        June 30, 2013

Invesco V.I. High Yield Securities Fund*
     Series I Shares                          Contractual      1.75%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      2.00%      February 12, 2010     June 30, 2012

Invesco V.I. International Growth Fund
     Series I Shares                          Contractual      1.11%         May 2, 2011        June 30, 2012
     Series II Shares                         Contractual      1.36%         May 2, 2011        June 30, 2012

Invesco V.I. Leisure Fund
     Series I Shares                          Contractual      1.01%        April 30, 2004     April 30, 2012
     Series II Shares                         Contractual      1.26%        April 30, 2004     April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                          Contractual      1.30%      September 10, 2001   April 30, 2012
     Series II Shares                         Contractual      1.45%      September 10, 2001   April 30, 2012

Invesco V.I. Money Market Fund
     Series I Shares                          Contractual      1.30%       January 1, 2005     April 30, 2012
     Series II Shares                         Contractual      1.45%       January 1, 2005     April 30, 2012

Invesco V.I. S&P 500 Index Fund*
     Series I Shares                          Contractual      0.28%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      0.53%      February 12, 2010     June 30, 2012

Invesco V.I. Select Dimensions
  Equally-Weighted S&P 500 Fund*
     Series I Shares                          Contractual      0.37%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      0.62%      February 12, 2010     June 30, 2012

Invesco V.I. Small Cap Equity Fund
     Series I Shares                          Contractual      1.15%         July 1, 2005      April 30, 2012
     Series II Shares                         Contractual      1.40%         July 1, 2005      April 30, 2012

Invesco V.I. Technology Fund
     Series I Shares                          Contractual      1.30%        April 30, 2004     April 30, 2012
     Series II Shares                         Contractual      1.45%        April 30, 2004     April 30, 2012

Invesco V.I. Utilities Fund
     Series I Shares                          Contractual      0.93%      September 23, 2005   April 30, 2012
     Series II Shares                         Contractual      1.18%      September 23, 2005   April 30, 2012

Invesco Van Kampen V.I. Capital Growth
  Fund*
     Series I Shares                          Contractual      0.84%      February 12, 2010     June 30, 2012

                                                             as of July 18, 2011

                                              CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                           VOLUNTARY     LIMITATION     CURRENT LIMIT           DATE
-------------------------------------------   ------------   ----------   ------------------   --------------
     Series II Shares                         Contractual      1.09%      February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Comstock Fund*
     Series I Shares                          Contractual      0.62%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      0.87%      February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Equity and Income
  Fund*
     Series I Shares                          Contractual      0.70%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      0.75%(2)   February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Global Value Equity
  Fund*
     Series I Shares                          Contractual      0.94%         May 2, 2011        June 30, 2012
     Series II Shares                         Contractual      1.19%         May 2, 2011        June 30, 2012

Invesco Van Kampen V.I. Growth and Income
  Fund*
     Series I Shares                          Contractual      0.62%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      0.87%      February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Mid Cap Growth
  Fund*
     Series I Shares                          Contractual      1.01%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      1.26%      February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund*
     Series I Shares                          Contractual      1.18%      February 12, 2010     June 30, 2012
     Series II Shares                         Contractual      1.28%(2)   February 12, 2010     June 30, 2012

----------
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                             as of July 18, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

                INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco California Insured
  Municipal Income Trust          Contractual      0.67%        June 1, 2010     June 30, 2012

                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco California Quality
  Municipal Securities            Contractual      0.70%        June 1, 2010     June 30, 2012

                          INVESCO HIGH YIELD FUND, INC.

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco High Yield Investment
  Funds, Inc.                     Contractual      0.98%        June 1, 2010     June 30, 2012

                 INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Insured California
  Municipal Securities            Contractual      0.70%        June 1, 2010     June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Insured Municipal
  Bond Trust                      Contractual      1.00%        June 1, 2010     June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Insured Municipal
  Income Trust                    Contractual      0.64%        June 1, 2010     June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Insured Municipal
  Securities                      Contractual      0.54%        June 1, 2010     June 30, 2012

                                                             as of July 18, 2011

                         INVESCO INSURED MUNICIPAL TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Insured Municipal         Contractual      0.66%        June 1, 2010     June 30, 2012
  Trust

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------

Invesco Municipal Income
  Opportunities Trust             Contractual      0.73%        June 1, 2010     June 30, 2012

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Municipal Income
  Opportunities Trust II          Contractual      0.73%        June 1, 2010     June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Municipal Income
  Opportunities Trust III         Contractual      0.84%        June 1, 2010     June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Municipal Premium
  Income Trust                    Contractual      1.03%        June 1, 2010     June 30, 2012

                  INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco New York Quality
  Municipal Securities            Contractual      0.80%        June 1, 2010     June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Prime Income Trust        Contractual      1.32%        June 1, 2010     June 30, 2012

                                                             as of July 18, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Quality Municipal
  Income Trust                    Contractual      0.70%        June 1, 2010     June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Quality Municipal
  Investment Trust                Contractual      0.70%        June 1, 2010     June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                 CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
Invesco Quality Municipal
  Securities                      Contractual      0.66%        June 1, 2010     June 30, 2012

----------
(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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